UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22441

John Hancock Hedged Equity & Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock

Hedged Equity & Income Fund

Ticker: HEQ
Annual report 12/31/16

Managed distribution plan

The fund has adopted a managed distribution plan (Plan). Under the Plan, the fund makes quarterly distributions of an amount equal to $0.376 per share, which will be paid quarterly until further notice. The fund may make additional distributions: (i) for purposes of not incurring federal income tax at the fund level of investment company taxable income and net capital gain, if any, not included in such regular distributions; and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular distributions.

The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund's shareholders. The Plan is subject to periodic review by the fund's Board of Trustees.

You should not draw any conclusions about the fund's investment performance from the amount of the fund's distributions or from the terms of the fund's Plan. The fund's total return at NAV is presented in the Financial highlights section.

With each distribution that does not consist solely of net income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The fund may, at times, distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund's investment performance and should not be confused with yield or income.

A message to shareholders

Dear shareholder,

Financial markets are by their very nature unpredictable, but few market observers could have imagined the dramatic twists and turns that would come to characterize 2016. Last year began with a sharp stock market correction in the United States as investors worried about the toll that rapidly declining oil and commodity prices would have on the energy sector and the broader economy. It was short lived, as oil prices soon reversed course and stocks rallied, kicking off what would become the eighth straight year of stock market gains. Returns accelerated further after the presidential election victory of Donald Trump as investors quickly began to price in the prospects for a rollback of industry regulations, an increase in fiscal spending, higher borrowing rates, and higher inflation.

Internationally, developed equity markets posted muted gains for the year, while several emerging markets benefited from the rebound in oil and commodity prices. A strengthening U.S. dollar will represent a headwind for investors in some of these markets as returns are translated back into U.S. dollars. Emerging economies repaying increasingly more expensive dollar-denominated debt could also encounter challenges.

Should the markets sustain their volatile nature in 2017, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Hedged Equity & Income Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
26	Financial statements
29	Financial highlights
30	Notes to financial statements
39	Auditor's report
40	Tax information
41	Additional information
44	Trustees and Officers
48	More information

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16 (%)

The MSCI All Country World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund's performance at net asset value (NAV) is different from the fund's performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

The performance data contained within this material represents past performance, which does not guarantee future results.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Improving growth, U.S. election result boosted equities

Global stocks rallied in the second half of the year on signs of an improving global economy and a positive reaction to the U.S. presidential election.

The fund's equity strategy drove relative results

The fund had a positive absolute return and outperformed its comparative index (at net asset value), the MSCI All Country World Index, owing primarily to positive stock selection in its equity strategy.

Hedging strategies detracted from performance

In a strong period for U.S. and global equities, the fund's covered call writing and beta hedge strategies hurt results.

PORTFOLIO COMPOSITION AS OF 12/31/16 (%)

A note about risks

As is the case with all closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital, which may increase the potential tax gain or reduce the potential tax loss of a subsequent sale of shares of the fund. For the fiscal year ended December 31, 2016, the fund's aggregate distributions included a return of capital of $0.85 per share, or 56.8% of aggregate distributions. A return of capital is the return of all or a portion of a shareholder's investment in the fund. The fund's prospectus includes additional information regarding returns of capital and the risks associated with distributions made by the fund, including potential tax implications. Fixed-income investments are subject to interest-rate risk; their value will normally decline as interest rates rise. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Investments in higher-yielding, lower-rated securities include a higher risk of default. The primary risks associated with the use of futures contracts and options are imperfect correlation, unanticipated market movement, and counterparty risk.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       3

Discussion of fund performance

An interview with Portfolio Manager Kent M. Stahl, CFA, Wellington Management Company LLP

Kent M. Stahl, CFA
Portfolio Manager
Wellington Management Company LLP

What were the main factors driving market performance over the 12 months ended December 31, 2016?

The past 12 months were marked by macroeconomic uncertainty that rippled through markets. At the beginning of 2016, ongoing worries about a hard landing in China and fears that yuan weakness could unleash a wave of global deflationary pressure resurfaced and contributed to a global equity sell-off in the first six weeks of the year. Once again, extended monetary policy accommodation by major central banks helped support risk assets. Emerging-market equities participated strongly in the market rebound. In June, the British electorate voted to leave the European Union (Brexit), which briefly overshadowed a promising European economic backdrop and the European Central Bank's reaffirmation of its dovish policy stance. In the United States, solid economic data helped investors shrug off the U.S. Federal Reserve's (Fed's) ramped-up hawkish rhetoric during May.

During the second half of the period, expectations for continued accommodative monetary policy from central banks around the globe helped to stoke investors' risk appetites. The Bank of England delivered a hefty stimulus package, which helped counteract the Brexit shock. Stocks rallied following Donald Trump's victory in the U.S. presidential election in November on expectations that he will reduce regulatory restrictions and increase fiscal stimulus. Such stimulus potentially includes corporate and individual tax cuts and a boost in infrastructure spending. However, emerging-market equities fell on concerns that a Trump administration would lead to trade protectionism, higher inflation, and a stronger U.S. dollar. In December, the Fed raised rates by 0.25%, a well-telegraphed move and only the second hike in the last decade.

The fund outperformed its comparative index, the MSCI All Country World Index, for the period. What trends supported its performance?

Strong stock selection in the equity strategy was the primary driver of outperformance, particularly within the industrials, healthcare, consumer staples, and energy sectors. However, weaker selection within consumer discretionary, real estate, and utilities partially offset these results. Style tilts in the portfolio also contributed positively, most significantly through overweight exposure to small-cap and dividend-paying yield stocks.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       4

"Strong stock selection in the equity strategy was the primary driver of outperformance, particularly within the industrials, healthcare, consumer staples, and energy sectors."

Allocation among sectors, a result of our bottom-up stock selection process, also contributed to relative results, most notably due to an underweight in the consumer discretionary, consumer staples, and healthcare sectors, and overweight exposure to the energy and materials sectors.

The top contributors to relative performance during the period included U.S.-based pulp and paper company International Paper Company and banks The PNC Financial Services Group, Inc. and JPMorgan Chase & Co.

Additionally, the fund's exposure to global high-yield fixed income, designed to help aid the overall income-generating capabilities, contributed to absolute and relative performance for the period.

Which holdings and strategies had the biggest negative impact for the period?

Within the equity strategy, U.K.-based AstraZeneca PLC, U.S.-based Bristol-Myers Squibb Company, and Swiss-based Roche Holding AG, all biopharmaceutical companies, were among the top relative detractors.

SECTOR COMPOSITION AS OF 12/31/16 (%)

Financials	20.6
Information technology	12.2
Health care	10.6
Energy	10.4
Industrials	10.3
Consumer discretionary	7.6
Materials	6.7
Consumer staples	5.7
Telecommunication services	5.6
Utilities	5.6
Real estate	1.6
Foreign government obligations	0.1
Short-term investments and other	3.0

As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       5

"Key uncertainties that would affect our outlook include policy detail coming out of the U.S. as the new administration takes shape, China's ability to extend its current cycle, and political developments in Germany and France."

The written calls on the S&P 500 Index detracted from relative results. While the fund received premiums from writing calls during the period, they were not enough to offset the losses on the calls given a rising U.S. equity market over the period.

The beta hedge, which is designed to reduce equity exposure through selling futures on the S&P 500 Index and the MSCI EAFE Index, detracted from results as both indexes advanced over the year.

How was the fund positioned at the end of the period?

At the end of the period the equity portfolio was overweight in the financials, utilities, energy, telecommunication services, materials, and industrials sectors, while underweight in the consumer discretionary, consumer staples, information technology, real estate, and healthcare sectors. From a regional standpoint, the fund had overweight exposure to Europe (including the U.K.) and Japan, while it was underweight in the emerging markets and North America.

The election of Donald Trump could prove to be a transformative event for the economy as emphasis on fiscal policies, deregulation, and a more efficient tax code may support an improved growth outlook. However, we believe there currently are more unknowns than knowns and that this leads to a broader range of potential outcomes.

TOP 10 HOLDINGS AS OF 12/31/16 (%)

Merck & Company, Inc.	2.2
Microsoft Corp.	2.1
JPMorgan Chase & Co.	1.9
British American Tobacco PLC	1.9
Chevron Corp.	1.8
Intel Corp.	1.8
International Paper Company	1.7
Zurich Insurance Group AG	1.6
Cisco Systems, Inc.	1.6
The PNC Financial Services Group, Inc.	1.5
TOTAL	18.1
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       6

Key uncertainties that would affect our outlook include policy detail coming out of the U.S. as the new administration takes shape, China's ability to extend its current cycle, and political developments in Germany and France. As always, we remain vigilant about all downside risks, and believe the portfolio's strategy, which seeks to participate in rising markets and manage downside risk while providing income, has the potential to perform well in multiple environments.

MANAGED BY

Kent M. Stahl, CFA On the fund since 2011 Investing since 1985
Gregg R. Thomas, CFA On the fund since 2011 Investing since 1993

COUNTRY COMPOSITION AS OF 12/31/16 (%)

United States	46.3
Japan	10.5
United Kingdom	8.5
France	4.7
Switzerland	4.5
Netherlands	3.2
Germany	2.8
Italy	2.4
Luxembourg	2.4
Canada	2.1
China	1.6
Sweden	1.4
Spain	1.4
Hong Kong	1.0
Other countries	7.2
TOTAL	100.0
As a percentage of net assets.

The views expressed in this report are exclusively those of Kent M. Stahl, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       7

Fund's investments

As of 12-31-16
	Shares	Value
Common stocks 81.9%		$168,341,557
(Cost $165,056,627)
Consumer discretionary 4.8%		9,834,279
Auto components 1.0%
Aisan Industry Company, Ltd.	15,600	133,244
Exedy Corp.	8,400	235,939
Keihin Corp.	14,500	253,422
Nissin Kogyo Company, Ltd.	13,500	213,033
NOK Corp.	13,100	264,956
Showa Corp.	21,760	151,102
Sumitomo Riko Company, Ltd.	14,500	142,041
Tokai Rika Company, Ltd.	15,700	314,297
Toyoda Gosei Company, Ltd.	11,200	261,399
Automobiles 0.5%
Honda Motor Company, Ltd.	18,300	534,274
Mitsubishi Motors Corp.	58,350	331,697
Renault SA	1,812	160,936
Diversified consumer services 0.2%
Allstar Co-Invest LLC (I)(R)	236,300	274,108
Benesse Holdings, Inc.	7,100	195,072
Household durables 1.1%
Alpine Electronics, Inc.	18,600	241,324
Funai Electric Company, Ltd.	17,863	140,411
Nikon Corp.	18,600	288,866
Persimmon PLC	57,415	1,252,659
Pioneer Corp. (I)	105,200	211,608
Internet and direct marketing retail 0.0%
Qliro Group AB (I)	49,556	46,885
Media 1.1%
Avex Group Holdings, Inc.	7,000	100,477
Gendai Agency, Inc.	5,200	24,586
Metropole Television SA	6,630	123,243
Proto Corp.	3,000	34,368
SES SA	79,470	1,748,562
Television Francaise 1	23,951	237,723
Multiline retail 0.1%
Marks & Spencer Group PLC	44,357	191,076
New World Department Store China, Ltd. (I)	343,000	44,067
Specialty retail 0.7%
Halfords Group PLC	8,960	40,467
Honeys Company, Ltd.	6,630	68,982

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       8

	Shares	Value
Consumer discretionary (continued)
Specialty retail (continued)
PAL GROUP Holdings Company, Ltd.	4,500	$106,738
The Home Depot, Inc.	8,279	1,110,048
Xebio Holdings Company, Ltd.	9,200	141,841
Textiles, apparel and luxury goods 0.1%
Daphne International Holdings, Ltd. (I)	506,000	50,788
Geox SpA	37,625	87,334
Sanyo Shokai, Ltd.	51,000	76,706
Consumer staples 5.2%		10,562,774
Beverages 0.6%
Anheuser-Busch InBev SA	11,760	1,244,725
Food and staples retailing 0.4%
Cawachi, Ltd.	4,700	117,107
J Sainsbury PLC	114,296	351,283
METRO AG	7,942	263,969
Personal products 1.1%
Unilever NV	24,267	996,860
Unilever NV - NY Shares	32,065	1,316,589
Tobacco 3.1%
British American Tobacco PLC	68,779	3,898,075
Philip Morris International, Inc.	25,950	2,374,166
Energy 8.0%		16,489,252
Energy equipment and services 0.0%
Saipem SpA (I)	168,292	94,128
Oil, gas and consumable fuels 8.0%
BP PLC	137,407	860,639
Chevron Corp. (C)	32,192	3,788,998
Eni SpA	39,734	644,131
Gazprom PJSC, ADR	64,280	327,185
Inpex Corp.	16,900	168,929
Japan Petroleum Exploration Company, Ltd.	10,200	226,129
LUKOIL PJSC, ADR	6,670	373,645
Marathon Oil Corp.	74,829	1,295,290
Painted Pony Petroleum, Ltd. (I)	12,700	87,211
Petro Rio SA (I)	586	3,909
Petroleo Brasileiro SA, ADR (I)	22,482	227,293
Phillips 66	14,741	1,273,770
Royal Dutch Shell PLC, B Shares	95,557	2,745,534
Statoil ASA	8,833	161,217
Suncor Energy, Inc.	44,216	1,445,421
Surgutneftegas OJSC, ADR	53,200	266,000
TOTAL SA	48,737	2,499,823

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       9

	Shares	Value
Financials 18.6%		$38,307,166
Banks 10.1%
Allahabad Bank (I)	61,017	54,029
Alpha Bank AE (I)	48,250	96,309
Banco Popular Espanol SA	175,540	169,132
BNP Paribas SA	8,667	551,550
BPER Banca	43,910	233,047
CaixaBank SA	88,039	290,157
Canara Bank (I)	27,195	104,693
China Construction Bank Corp., H Shares	1,334,218	1,021,784
Corp Bank (I)	60,024	36,601
Dah Sing Financial Holdings, Ltd.	15,200	102,616
HSBC Holdings PLC	111,808	902,135
ING Groep NV (I)	137,574	1,936,870
JPMorgan Chase & Co. (C)	45,445	3,921,449
KB Financial Group, Inc. (I)	8,346	294,943
Mitsubishi UFJ Financial Group, Inc.	99,449	613,334
Mizuho Financial Group, Inc.	211,500	379,544
Nordea Bank AB	146,823	1,626,890
Sberbank of Russia PJSC, ADR	14,300	165,594
Shinhan Financial Group Company, Ltd. (I)	4,297	161,142
Societe Generale SA	10,160	499,738
Standard Chartered PLC (I)	41,123	335,354
Sumitomo Mitsui Financial Group, Inc.	14,300	544,586
Sumitomo Mitsui Trust Holdings, Inc.	4,660	166,729
The Oita Bank, Ltd.	21,000	78,326
The PNC Financial Services Group, Inc.	27,088	3,168,212
The Tochigi Bank, Ltd.	16,000	78,499
The Yamanashi Chuo Bank, Ltd.	7,000	33,273
UniCredit SpA	63,541	182,473
Wells Fargo & Company (C)	53,990	2,975,389
Capital markets 2.4%
Banca Generali SpA	78,713	1,872,167
BlackRock, Inc. (C)	5,718	2,175,928
GAM Holding AG (I)	9,894	114,504
Julius Baer Group, Ltd. (I)	3,845	170,340
UBS Group AG	33,688	526,727
Uranium Participation Corp. (I)	29,800	84,341
Diversified financial services 0.0%
G-Resources Group, Ltd.	4,086,000	74,580
Insurance 6.1%
Ageas	9,257	365,900
Assicurazioni Generali SpA	101,470	1,504,024
Chubb, Ltd.	10,552	1,394,130

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       10

	Shares	Value
Financials (continued)
Insurance (continued)
Coface SA	23,779	$155,099
Dai-ichi Life Holdings, Inc.	19,300	320,891
Delta Lloyd NV	163,239	912,376
Marsh & McLennan Companies, Inc.	18,203	1,230,341
MetLife, Inc.	49,763	2,681,728
Storebrand ASA (I)	43,492	231,029
T&D Holdings, Inc.	34,800	459,270
Tongyang Life Insurance Company, Ltd. (I)	9,537	100,047
Zurich Insurance Group AG (I)	11,678	3,209,346
Health care 8.4%		17,221,582
Biotechnology 0.1%
Sinovac Biotech, Ltd. (I)	21,350	125,965
Health care providers and services 0.0%
Suzuken Company, Ltd.	990	32,336
Health care technology 0.1%
AGFA-Gevaert NV (I)	27,196	104,958
Life sciences tools and services 0.0%
CMIC Holdings Company, Ltd.	6,200	80,218
Pharmaceuticals 8.2%
Almirall SA	10,263	159,208
AstraZeneca PLC	50,508	2,758,127
Bristol-Myers Squibb Company	52,655	3,077,158
Eisai Company, Ltd.	32,746	1,876,587
Eli Lilly & Company	18,514	1,361,705
H Lundbeck A/S (I)	3,648	148,112
Merck & Company, Inc. (C)	76,294	4,491,404
Roche Holding AG	11,115	2,533,693
Takeda Pharmaceutical Company, Ltd.	11,380	472,111
Industrials 9.2%		18,920,264
Aerospace and defense 0.0%
Thales SA	849	82,252
Air freight and logistics 0.8%
Deutsche Post AG	42,494	1,393,592
PostNL NV (I)	76,659	329,334
Airlines 0.3%
Air France-KLM (I)	44,556	242,360
Deutsche Lufthansa AG	25,647	330,609
Building products 0.2%
Cie de Saint-Gobain	10,010	465,639

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       11

	Shares	Value
Industrials (continued)
Commercial services and supplies 0.1%
Relia, Inc.	13,600	$134,023
Construction and engineering 0.1%
Raubex Group, Ltd.	56,566	101,385
Toyo Engineering Corp.	63,000	167,759
Electrical equipment 2.3%
Eaton Corp. PLC	36,543	2,451,670
Schneider Electric SE	26,549	1,844,318
Ushio, Inc.	12,200	155,168
Zumtobel Group AG	10,716	191,382
Industrial conglomerates 2.0%
3M Company	6,325	1,129,455
Honeywell International, Inc.	7,619	882,661
Koninklijke Philips NV	7,327	224,000
Rheinmetall AG	4,096	274,886
Siemens AG	13,088	1,602,494
Machinery 1.1%
Alstom SA (I)	10,486	288,350
Caterpillar, Inc.	13,336	1,236,781
Hisaka Works, Ltd.	8,900	67,012
Sumitomo Heavy Industries, Ltd.	33,855	217,388
The Japan Steel Works, Ltd.	10,600	187,519
Toshiba Machine Company, Ltd.	48,000	191,939
Marine 0.1%
D/S Norden A/S (I)	9,749	152,165
Pacific Basin Shipping, Ltd. (I)	988,000	158,641
Professional services 0.3%
Adecco Group AG	3,464	226,119
en-japan, Inc.	3,300	59,003
Hays PLC	123,178	226,021
SThree PLC	11,357	43,479
Road and rail 0.6%
Union Pacific Corp.	11,004	1,140,895
Trading companies and distributors 0.3%
Kuroda Electric Company, Ltd.	9,100	179,491
Rexel SA	17,060	280,294
SIG PLC	137,389	174,890
Transportation infrastructure 1.0%
Hamburger Hafen und Logistik AG	5,362	99,641
Jiangsu Expressway Company, Ltd., H Shares	1,576,519	1,987,649

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       12

	Shares	Value
Information technology 11.1%		$22,810,818
Communications equipment 2.3%
Cisco Systems, Inc. (C)	106,019	3,203,894
Nokia OYJ	259,099	1,242,681
Telefonaktiebolaget LM Ericsson, B Shares	57,849	339,051
Electronic equipment, instruments and components 0.4%
Citizen Watch Company, Ltd.	30,000	178,863
Hosiden Corp.	22,400	180,947
Nichicon Corp.	24,600	214,195
Nippon Chemi-Con Corp.	56,000	121,711
Taiyo Yuden Company, Ltd.	11,790	141,043
Internet software and services 0.2%
DeNA Company, Ltd.	5,700	124,574
Dropbox, Inc., Class B (I)(R)	7,248	92,340
Gree, Inc.	37,900	199,171
IT services 0.4%
Devoteam SA	550	33,269
Fujitsu, Ltd.	74,000	409,778
NET One Systems Company, Ltd.	25,800	164,832
Sopra Steria Group	1,712	194,241
Semiconductors and semiconductor equipment 4.6%
Intel Corp.	101,539	3,682,820
Kontron AG (I)	21,833	65,489
Maxim Integrated Products, Inc. (C)	31,860	1,228,840
MediaTek, Inc.	34,000	227,145
Mimasu Semiconductor Industry Company, Ltd.	3,800	53,759
Miraial Company, Ltd.	6,500	55,536
QUALCOMM, Inc.	44,207	2,882,296
Rohm Company, Ltd.	6,000	344,238
Shinkawa, Ltd. (I)	10,300	71,714
Shinko Electric Industries Company, Ltd.	31,500	212,203
STMicroelectronics NV	30,950	351,240
Tokyo Seimitsu Company, Ltd.	7,800	230,605
Software 2.2%
Alpha Systems, Inc.	1,700	27,068
Microsoft Corp.	68,104	4,231,983
NHN Entertainment Corp. (I)	614	25,546
Nintendo Company, Ltd.	930	193,324
Technology hardware, storage and peripherals 1.0%
Acer, Inc. (I)	123,000	49,697
Canon, Inc.	11,700	329,497
Catcher Technology Company, Ltd.	192,000	1,327,045
Compal Electronics, Inc.	428,000	244,476
Melco Holdings, Inc.	5,000	135,707

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       13

	Shares	Value
Materials 4.9%		$10,071,946
Chemicals 1.5%
Agrium, Inc.	14,106	1,418,358
JSR Corp.	22,300	351,010
Mitsui Chemicals, Inc.	14,000	62,728
The Dow Chemical Company	21,221	1,214,266
Construction materials 0.4%
Buzzi Unicem SpA	6,131	145,071
LafargeHolcim, Ltd. (I)	8,138	427,180
Vicat SA	2,631	159,660
Containers and packaging 1.7%
AMVIG Holdings, Ltd.	222,000	79,396
International Paper Company	64,647	3,430,170
Metals and mining 1.3%
Anglo American Platinum, Ltd. (I)	6,611	126,126
Anglo American PLC (I)	19,997	282,534
Barrick Gold Corp.	11,200	179,263
Centerra Gold, Inc.	29,200	136,795
Chubu Steel Plate Company, Ltd.	8,500	44,349
Eldorado Gold Corp. (I)	64,227	206,811
Gold Fields, Ltd.	29,632	89,614
Impala Platinum Holdings, Ltd. (I)	40,819	125,590
Ivanhoe Mines, Ltd., Class A (I)	81,900	154,937
Kinross Gold Corp. (I)	37,935	117,978
Kyoei Steel, Ltd.	10,900	207,235
Lonmin PLC (I)	15,069	26,096
Nakayama Steel Works, Ltd. (I)	6,400	39,541
NetMind Financial Holdings, Ltd. (I)	1,440,000	11,124
Neturen Company, Ltd.	11,400	87,566
Northern Dynasty Minerals, Ltd. (I)	16,000	33,009
Pacific Metals Company, Ltd. (I)	40,000	126,899
Resolute Mining, Ltd.	93,841	85,362
Salzgitter AG	5,766	202,304
Tokyo Steel Manufacturing Company, Ltd.	24,800	189,274
Western Areas, Ltd. (I)	61,179	134,324
Yamato Kogyo Company, Ltd.	6,360	177,376
Real estate 1.5%		3,154,812
Equity real estate investment trusts 0.5%
ICADE	15,082	1,074,930
Real estate management and development 1.0%
Castellum AB	68,599	939,814
Daito Trust Construction Company, Ltd.	6,500	977,195
Sumitomo Real Estate Sales Company, Ltd.	7,000	162,873

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       14

	Shares	Value
Telecommunication services 4.7%		$9,708,429
Diversified telecommunication services 3.0%
Hellenic Telecommunications Organization SA	27,903	262,046
KT Corp.	12,747	310,143
Magyar Telekom Telecommunications PLC	115,799	196,182
Nippon Telegraph & Telephone Corp.	57,212	2,408,347
Telefonica SA	26,026	240,281
Telenor ASA	57,612	859,957
Verizon Communications, Inc.	36,243	1,934,651
Wireless telecommunication services 1.7%
Millicom International Cellular SA	32,207	1,372,482
NTT DOCOMO, Inc.	86,796	1,974,198
Orange Belgium SA (I)	7,192	150,142
Utilities 5.5%		11,260,235
Electric utilities 2.0%
Edison International	19,425	1,398,406
NextEra Energy, Inc.	9,896	1,182,176
Power Assets Holdings, Ltd.	168,988	1,486,599
Vistra Energy Corp.	8,337	129,224
Gas utilities 0.7%
Gas Natural SDG SA	75,312	1,416,866
Independent power and renewable electricity producers 0.1%
NTPC, Ltd.	78,616	190,737
Uniper SE (I)	1	14
Multi-utilities 2.7%
Centrica PLC	453,067	1,304,852
Dominion Resources, Inc.	16,335	1,251,098
E.ON SE	188,762	1,327,930
Engie SA	21,072	268,224
National Grid PLC	100,586	1,175,220
RWE AG (I)	10,387	128,889
Preferred securities 0.2%		$287,423
(Cost $195,055)
Telecommunication services 0.1%		132,430
Telefonica Brasil SA	9,800	132,430
Utilities 0.1%		154,993
Cia Paranaense de Energia, B Shares	18,500	154,993

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       15

	Rate (%)	Maturity date	Par value^		Value
Corporate bonds 14.6%					$30,069,258
(Cost $29,912,772)
Consumer discretionary 2.8%					5,749,624
Hotels, restaurants and leisure 0.5%
Boyd Gaming Corp. (S)	6.375	04-01-26		85,000	91,545
CEC Entertainment, Inc.	8.000	02-15-22		190,000	193,800
Cirsa Funding Luxembourg SA	5.875	05-15-23	EUR	100,000	111,579
Cirsa Funding Luxembourg SA (S)	5.875	05-15-23	EUR	115,000	128,316
Codere Finance 2 Luxembourg SA (S)	6.750	11-01-21	EUR	150,000	160,223
GLP Capital LP	4.375	04-15-21		5,000	5,188
GLP Capital LP	5.375	04-15-26		105,000	109,505
Pinnacle Entertainment, Inc. (S)	5.625	05-01-24		115,000	115,288
Rivers Pittsburgh Borrower LP (S)	6.125	08-15-21		55,000	56,238
Household durables 0.3%
Beazer Homes USA, Inc. (S)	8.750	03-15-22		106,000	114,480
KB Home	7.000	12-15-21		325,000	342,875
M/I Homes, Inc.	6.750	01-15-21		195,000	203,288
Internet and direct marketing retail 0.2%
Liberty Interactive LLC	8.250	02-01-30		175,000	186,375
Netflix, Inc.	5.875	02-15-25		265,000	285,869
Leisure products 0.1%
Jack Ohio Finance LLC (S)	6.750	11-15-21		155,000	156,938
Media 1.3%
Altice Financing SA (S)	6.500	01-15-22	EUR	100,000	110,607
Altice Financing SA (S)	7.500	05-15-26		210,000	218,400
CBS Radio, Inc. (S)	7.250	11-01-24		60,000	62,700
CCO Holdings LLC	5.125	02-15-23		5,000	5,138
CCO Holdings LLC	5.250	09-30-22		5,000	5,175
CCO Holdings LLC	5.750	09-01-23		35,000	36,575
CCO Holdings LLC (S)	5.750	02-15-26		120,000	124,200
Cequel Communications Holdings I LLC (S)	5.125	12-15-21		305,000	310,338
Cequel Communications Holdings I LLC (S)	5.125	12-15-21		55,000	55,963
Clear Channel Worldwide Holdings, Inc.	7.625	03-15-20		30,000	29,981
CSC Holdings LLC (S)	10.875	10-15-25		200,000	238,000
DISH DBS Corp.	6.750	06-01-21		170,000	184,450
DISH DBS Corp.	7.875	09-01-19		320,000	355,200
Gray Television, Inc. (S)	5.125	10-15-24		45,000	43,538
Gray Television, Inc. (S)	5.875	07-15-26		30,000	29,775
Sinclair Television Group, Inc. (S)	5.875	03-15-26		75,000	75,188
TEGNA, Inc. (S)	4.875	09-15-21		115,000	117,013
TEGNA, Inc.	5.125	10-15-19		310,000	318,138
TEGNA, Inc. (S)	5.500	09-15-24		20,000	20,200
TEGNA, Inc.	6.375	10-15-23		55,000	58,198
Tribune Media Company	5.875	07-15-22		295,000	299,056

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       16

	Rate (%)	Maturity date	Par value^		Value
Consumer discretionary (continued)
Specialty retail 0.4%
Dufry Finance SCA (S)	4.500	08-01-23	EUR	205,000	$231,799
Michaels Stores, Inc. (S)	5.875	12-15-20		195,000	200,850
New Look Secured Issuer PLC (S)	6.500	07-01-22	GBP	180,000	211,335
Party City Holdings, Inc. (S)	6.125	08-15-23		140,000	146,300
Consumer staples 0.5%					1,088,082
Food and staples retailing 0.0%
Aramark Services, Inc.	5.750	03-15-20		64,000	65,360
Food products 0.3%
KazAgro National Management Holding JSC	4.625	05-24-23		200,000	187,384
Pinnacle Foods Finance LLC	5.875	01-15-24		35,000	37,100
Post Holdings, Inc. (S)	5.000	08-15-26		190,000	181,925
Post Holdings, Inc. (S)	6.000	12-15-22		40,000	41,800
TreeHouse Foods, Inc.	4.875	03-15-22		190,000	194,750
TreeHouse Foods, Inc. (S)	6.000	02-15-24		70,000	73,325
Personal products 0.2%
Avon International Operations, Inc. (S)	7.875	08-15-22		125,000	132,188
Revlon Consumer Products Corp.	6.250	08-01-24		170,000	174,250
Energy 2.4%					5,054,604
Energy equipment and services 0.1%
Ensco PLC	5.750	10-01-44		90,000	65,250
Rowan Companies, Inc.	5.850	01-15-44		50,000	38,750
Transocean, Inc.	6.800	03-15-38		20,000	15,500
Transocean, Inc.	7.500	04-15-31		10,000	8,450
Transocean, Inc.	9.100	12-15-41		25,000	22,625
Weatherford International, Ltd.	5.950	04-15-42		20,000	15,100
Weatherford International, Ltd.	6.500	08-01-36		5,000	4,013
Weatherford International, Ltd.	7.000	03-15-38		15,000	12,488
Oil, gas and consumable fuels 2.3%
Anadarko Petroleum Corp.	4.850	03-15-21		15,000	16,071
Antero Resources Corp.	5.625	06-01-23		25,000	25,594
Antero Resources Corp.	6.000	12-01-20		185,000	190,550
Blue Racer Midstream LLC (S)	6.125	11-15-22		190,000	190,000
Borets Finance DAC	7.625	09-26-18		200,000	198,385
California Resources Corp. (S)	8.000	12-15-22		325,000	289,250
Callon Petroleum Company (S)	6.125	10-01-24		35,000	36,050
Cloud Peak Energy Resources LLC	12.000	11-01-21		30,000	31,200
Concho Resources, Inc.	5.500	10-01-22		70,000	72,538
Continental Resources, Inc.	3.800	06-01-24		40,000	36,900
Continental Resources, Inc.	4.900	06-01-44		115,000	98,325
Continental Resources, Inc.	5.000	09-15-22		65,000	65,610
Denbury Resources, Inc. (S)	9.000	05-15-21		170,000	184,025

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       17

	Rate (%)	Maturity date	Par value^		Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Diamondback Energy, Inc. (S)	4.750	11-01-24		20,000	$19,600
Energen Corp.	4.625	09-01-21		105,000	105,263
Foresight Energy LLC, PIK (P)(S)	10.000	08-15-21		70,000	68,250
Gazprom Neft OAO (S)	4.375	09-19-22		200,000	197,608
Gazprom OAO	4.950	07-19-22		200,000	205,522
Laredo Petroleum, Inc.	5.625	01-15-22		55,000	55,413
Laredo Petroleum, Inc.	6.250	03-15-23		85,000	87,975
Laredo Petroleum, Inc.	7.375	05-01-22		45,000	46,631
Matador Resources Company (S)	6.875	04-15-23		35,000	36,750
Matador Resources Company	6.875	04-15-23		120,000	126,000
MEG Energy Corp. (S)	6.375	01-30-23		20,000	17,800
MEG Energy Corp. (S)	7.000	03-31-24		140,000	126,700
Noble Holding International, Ltd.	6.200	08-01-40		80,000	57,200
Noble Holding International, Ltd.	7.750	01-15-24		120,000	112,872
PDC Energy, Inc. (S)	6.125	09-15-24		40,000	40,900
Petrobras Global Finance BV	4.375	05-20-23		620,000	541,694
Petrobras Global Finance BV	5.625	05-20-43		205,000	151,536
Petroleos de Venezuela SA	6.000	11-15-26		330,000	127,050
QEP Resources, Inc.	5.250	05-01-23		130,000	130,325
QEP Resources, Inc.	5.375	10-01-22		15,000	15,038
QEP Resources, Inc.	6.800	03-01-20		25,000	26,000
Rice Energy, Inc.	6.250	05-01-22		40,000	41,100
Rice Energy, Inc.	7.250	05-01-23		40,000	42,400
RSP Permian, Inc.	6.625	10-01-22		10,000	10,575
SM Energy Company	5.000	01-15-24		140,000	131,950
SM Energy Company	6.125	11-15-22		5,000	5,063
SM Energy Company	6.500	11-15-21		10,000	10,200
SM Energy Company	6.750	09-15-26		30,000	30,900
State Oil Company of the Azerbaijan Republic	4.750	03-13-23		200,000	194,190
Targa Resources Partners LP	6.750	03-15-24		50,000	53,625
Tullow Oil PLC (S)	6.250	04-15-22		350,000	325,500
WPX Energy, Inc.	5.250	09-15-24		135,000	130,950
WPX Energy, Inc.	6.000	01-15-22		85,000	87,125
WPX Energy, Inc.	8.250	08-01-23		70,000	78,225
Financials 1.8%					3,701,983
Banks 1.2%
Banco Bilbao Vizcaya Argentaria SA (7.000% to 2-19-19, then 5 Year Euro Swap Rate + 6.155%) (Q)	7.000	02-19-19	EUR	200,000	201,652
Banco Bilbao Vizcaya Argentaria SA (8.875% to 4-14-21, then 5 Year Euro Swap Rate + 9.177%) (Q)	8.875	04-14-21	EUR	200,000	226,335

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       18

	Rate (%)	Maturity date	Par value^		Value
Financials (continued)
Banks (continued)
Banco Santander SA (6.250% to 3-12-19, then 5 Year Euro Swap Rate + 5.410%) (Q)	6.250	03-12-19	EUR	100,000	$98,281
Bank of Ireland (7.375% to 6-18-20, then 5 Year Euro Swap Rate + 6.956%) (Q)	7.375	06-18-20	EUR	200,000	213,907
Barclays PLC (7.875% to 3-15-22, then 5 Year U.S. Swap Rate + 6.772%) (Q)	7.875	03-15-22		200,000	202,500
Barclays PLC (8.250% to 12-15-18, then 5 Year U.S. Swap Rate + 6.705%) (Q)	8.250	12-15-18		200,000	208,065
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) (Q)(S)	8.125	12-23-25		250,000	263,115
Intesa Sanpaolo SpA (7.700% to 9-17-25, then 5 Year U.S. Swap Rate + 5.462%) (Q)(S)	7.700	09-17-25		200,000	187,750
Intesa Sanpaolo SpA (8.375% to 10-14-19, then 3 month EURIBOR + 6.871%) (Q)	8.375	10-14-19	EUR	50,000	58,955
Royal Bank of Scotland Group PLC (7.640% to 9-30-17, then 3 month LIBOR + 2.320%) (Q)	7.640	09-30-17		100,000	92,750
Sberbank of Russia (S)	5.125	10-29-22		200,000	202,667
Turkiye Is Bankasi (S)	5.500	04-21-22		205,000	193,549
VTB Bank OJSC (S)	6.875	05-29-18		200,000	210,072
Consumer finance 0.2%
Navient Corp.	5.500	01-25-23		10,000	9,700
Navient Corp.	5.875	10-25-24		25,000	23,750
Navient Corp.	6.125	03-25-24		80,000	77,700
OneMain Financial Holdings LLC (S)	6.750	12-15-19		30,000	31,275
Springleaf Finance Corp.	5.250	12-15-19		50,000	50,375
Springleaf Finance Corp.	8.250	12-15-20		155,000	168,563
Diversified financial services 0.2%
Camelot Finance SA (S)	7.875	10-15-24		95,000	98,325
Credit Suisse Group AG (6.250% to 12-18-24, then 5 Year U.S. Swap Rate + 3.455%) (Q)	6.250	12-18-24		200,000	194,615
FBM Finance, Inc. (S)	8.250	08-15-21		65,000	68,575
MSCI, Inc. (S)	5.250	11-15-24		120,000	125,700
Thrifts and mortgage finance 0.2%
MGIC Investment Corp.	5.750	08-15-23		35,000	36,488
Nationstar Mortgage LLC	6.500	08-01-18		235,000	238,819
Nationstar Mortgage LLC	6.500	07-01-21		40,000	40,500
Radian Group, Inc.	7.000	03-15-21		160,000	178,000
Health care 2.2%					4,533,005
Health care equipment and supplies 0.2%
Alere, Inc. (S)	6.375	07-01-23		150,000	149,063
Alere, Inc.	6.500	06-15-20		256,000	252,160
Alere, Inc.	7.250	07-01-18		60,000	60,750

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       19

	Rate (%)	Maturity date	Par value^		Value
Health care (continued)
Health care providers and services 1.0%
Community Health Systems, Inc.	6.875	02-01-22		345,000	$239,775
Community Health Systems, Inc.	7.125	07-15-20		250,000	190,075
Envision Healthcare Corp. (S)	5.125	07-01-22		85,000	84,681
Envision Healthcare Corp.	5.625	07-15-22		275,000	283,525
HCA Holdings, Inc.	6.250	02-15-21		240,000	258,300
HCA, Inc.	6.500	02-15-20		135,000	147,690
HCA, Inc.	7.500	11-15-95		125,000	119,688
inVentiv Health, Inc. (S)	9.000	01-15-18		50,000	50,100
LifePoint Health, Inc.	5.875	12-01-23		70,000	70,875
MPH Acquisition Holdings LLC (S)	7.125	06-01-24		35,000	36,841
Tenet Healthcare Corp.	5.000	03-01-19		195,000	190,125
Tenet Healthcare Corp.	6.750	06-15-23		50,000	44,000
Tenet Healthcare Corp.	8.125	04-01-22		275,000	259,463
Vizient, Inc. (S)	10.375	03-01-24		50,000	56,625
Health care technology 0.3%
Change Healthcare Holdings, Inc. (S)	6.000	02-15-21		110,000	114,950
Change Healthcare Holdings, Inc.	11.000	12-31-19		180,000	185,850
Sterigenics-Nordion Holdings LLC (S)	6.500	05-15-23		250,000	254,375
Life sciences tools and services 0.2%
Quintiles IMS, Inc. (S)	4.125	04-01-23	EUR	235,000	260,968
Quintiles IMS, Inc. (S)	4.875	05-15-23		195,000	197,925
Pharmaceuticals 0.5%
Endo, Ltd. (S)	6.000	07-15-23		465,000	408,038
PRA Holdings, Inc. (S)	9.500	10-01-23		150,000	164,250
Valeant Pharmaceuticals International, Inc.	4.500	05-15-23	EUR	130,000	98,569
Valeant Pharmaceuticals International, Inc. (S)	5.500	03-01-23		30,000	22,500
Valeant Pharmaceuticals International, Inc. (S)	5.875	05-15-23		345,000	260,475
Valeant Pharmaceuticals International, Inc. (S)	6.125	04-15-25		95,000	71,369
Industrials 1.1%					2,201,859
Aerospace and defense 0.2%
Bombardier, Inc. (S)	6.125	01-15-23		220,000	209,748
TA MFG., Ltd. (S)	3.625	04-15-23	EUR	180,000	191,702
Building products 0.1%
Ply Gem Industries, Inc.	6.500	02-01-22		180,000	186,750
Commercial services and supplies 0.2%
ACCO Brands Corp. (S)	5.250	12-15-24		60,000	60,413
APX Group, Inc.	7.875	12-01-22		100,000	108,250
Clean Harbors, Inc.	5.125	06-01-21		75,000	76,703
Quad/Graphics, Inc.	7.000	05-01-22		190,000	185,250
Tervita Escrow Corp. (S)	7.625	12-01-21		15,000	15,300

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       20

	Rate (%)	Maturity date	Par value^		Value
Industrials (continued)
Electrical equipment 0.1%
Sensata Technologies BV (S)	5.000	10-01-25		100,000	$98,000
Sensata Technologies BV (S)	5.625	11-01-24		80,000	83,400
Machinery 0.2%
Cloud Crane LLC (S)	10.125	08-01-24		165,000	176,550
CNH Industrial Capital LLC	4.375	11-06-20		15,000	15,394
Crown European Holdings SA (S)	3.375	05-15-25	EUR	170,000	180,515
Gardner Denver, Inc. (S)	6.875	08-15-21		110,000	109,450
Trading companies and distributors 0.3%
AerCap Ireland Capital, Ltd.	4.500	05-15-21		150,000	155,453
Aircastle, Ltd.	5.000	04-01-23		30,000	30,600
American Builders & Contractors Supply Company, Inc. (S)	5.750	12-15-23		55,000	56,650
International Lease Finance Corp.	6.250	05-15-19		150,000	161,250
The Hertz Corp. (S)	5.500	10-15-24		115,000	100,481
Information technology 1.1%					2,215,442
Communications equipment 0.2%
Alcatel-Lucent USA, Inc.	6.450	03-15-29		271,000	282,518
Alcatel-Lucent USA, Inc.	6.500	01-15-28		45,000	46,463
Electronic equipment, instruments and components 0.1%
CDW LLC	5.000	09-01-23		35,000	35,044
CDW LLC	5.500	12-01-24		45,000	46,013
CDW LLC	6.000	08-15-22		215,000	227,363
Internet software and services 0.2%
Zayo Group LLC	6.000	04-01-23		190,000	197,600
Zayo Group LLC	6.375	05-15-25		110,000	114,950
IT services 0.2%
First Data Corp. (S)	5.375	08-15-23		280,000	290,500
First Data Corp. (S)	7.000	12-01-23		160,000	170,400
Semiconductors and semiconductor equipment 0.2%
Entegris, Inc. (S)	6.000	04-01-22		160,000	166,400
Micron Technology, Inc.	5.500	02-01-25		150,000	149,250
Versum Materials, Inc. (S)	5.500	09-30-24		30,000	30,675
Software 0.1%
Infor Software Parent LLC, PIK (S)	7.125	05-01-21		75,000	76,875
Infor US, Inc. (S)	5.750	08-15-20		25,000	26,219
Infor US, Inc.	5.750	05-15-22	EUR	100,000	106,741
Infor US, Inc.	6.500	05-15-22		50,000	52,000
RP Crown Parent LLC (S)	7.375	10-15-24		45,000	46,631
Technology hardware, storage and peripherals 0.1%
Conduent Finance, Inc. (S)	10.500	12-15-24		140,000	149,800

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       21

	Rate (%)	Maturity date	Par value^		Value
Materials 1.8%					$3,654,847
Chemicals 0.1%
Platform Specialty Products Corp. (S)	6.500	02-01-22		35,000	35,263
The Chemours Company	6.625	05-15-23		165,000	163,350
The Chemours Company	7.000	05-15-25		10,000	9,850
Construction materials 0.2%
Standard Industries, Inc. (S)	5.375	11-15-24		365,000	375,038
Containers and packaging 0.8%
ARD Finance SA, PIK (S)	6.625	09-15-23	EUR	150,000	157,398
Ardagh Packaging Finance PLC (S)	6.000	06-30-21		200,000	203,500
Ardagh Packaging Finance PLC (S)	6.750	05-15-24	EUR	250,000	280,926
Berry Plastics Corp.	6.000	10-15-22		180,000	190,350
Owens-Brockway Glass Container, Inc. (S)	5.875	08-15-23		165,000	172,013
Owens-Brockway Glass Container, Inc. (S)	6.375	08-15-25		145,000	152,975
Reynolds Group Issuer, Inc. (S)	5.125	07-15-23		305,000	309,956
Reynolds Group Issuer, Inc. (S)	7.000	07-15-24		105,000	111,563
Metals and mining 0.7%
AK Steel Corp.	7.625	05-15-20		55,000	56,100
AK Steel Corp.	7.625	10-01-21		80,000	86,100
AK Steel Corp.	8.375	04-01-22		80,000	84,200
Anglo American Capital PLC (S)	9.375	04-08-19		100,000	114,250
ArcelorMittal	7.250	02-25-22		65,000	73,288
Constellium NV	7.000	01-15-23	EUR	200,000	211,962
Kaiser Aluminum Corp.	5.875	05-15-24		126,000	130,410
Novelis Corp. (S)	5.875	09-30-26		55,000	55,550
Novelis Corp. (S)	6.250	08-15-24		95,000	100,700
Signode Industrial Group Lux SA (S)	6.375	05-01-22		55,000	55,275
Steel Dynamics, Inc.	5.125	10-01-21		85,000	88,650
Teck Resources, Ltd. (S)	8.000	06-01-21		40,000	44,000
Teck Resources, Ltd. (S)	8.500	06-01-24		80,000	92,200
United States Steel Corp.	6.875	04-01-21		19,000	19,190
United States Steel Corp.	7.375	04-01-20		68,000	72,930
United States Steel Corp.	7.500	03-15-22		30,000	30,975
United States Steel Corp. (S)	8.375	07-01-21		160,000	176,885
Real estate 0.1%					203,738
Equity real estate investment trusts 0.1%
Equinix, Inc.	5.875	01-15-26		75,000	78,938
FelCor Lodging LP	6.000	06-01-25		120,000	124,800
Telecommunication services 0.8%					1,666,074
Diversified telecommunication services 0.3%
Cablevision SA (S)	6.500	06-15-21		151,000	153,454
Frontier Communications Corp.	10.500	09-15-22		65,000	68,335
Frontier Communications Corp.	11.000	09-15-25		5,000	5,163

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       22

	Rate (%)	Maturity date	Par value^		Value
Telecommunication services (continued)
Diversified telecommunication services (continued)
Level 3 Financing, Inc.	5.125	05-01-23		15,000	$15,056
Level 3 Financing, Inc. (S)	5.250	03-15-26		30,000	29,700
Level 3 Financing, Inc.	5.375	08-15-22		205,000	211,663
Level 3 Financing, Inc.	5.375	01-15-24		15,000	15,150
Wind Acquisition Finance SA (S)	4.000	07-15-20	EUR	150,000	160,789
Wireless telecommunication services 0.5%
Matterhorn Telecom SA (S)	3.875	05-01-22	EUR	116,000	127,340
Sprint Communications, Inc. (S)	9.000	11-15-18		100,000	110,250
Sprint Corp.	7.125	06-15-24		200,000	206,000
Sprint Corp.	7.250	09-15-21		215,000	228,438
Sprint Corp.	7.875	09-15-23		100,000	106,750
VimpelCom Holdings BV	5.200	02-13-19		220,000	227,986
Convertible bonds 0.1%					$262,875
(Cost $319,171)
Consumer discretionary 0.0%					40,750
Household durables 0.0%
M/I Homes, Inc.	3.000	03-01-18		40,000	40,750
Energy 0.0%					51,025
Oil, gas and consumable fuels 0.0%
Cobalt International Energy, Inc.	2.625	12-01-19		130,000	51,025
Financials 0.1%					88,950
Thrifts and mortgage finance 0.1%
MGIC Investment Corp.	2.000	04-01-20		60,000	88,950
Information technology 0.0%					82,150
Internet software and services 0.0%
Zillow Group, Inc. (S)	2.000	12-01-21		80,000	82,150
Foreign government obligations 0.1%					$246,750
(Cost $235,000)
Argentina 0.1%					246,750
Republic of Argentina (S)	7.500	04-22-26		235,000	246,750
Term loans (M) 0.0%					$79,875
(Cost $106,633)
Consumer discretionary 0.0%					79,875
Internet and direct marketing retail 0.0%
Lands' End, Inc.	4.250	04-04-21		106,975	79,875
			Shares		Value
Exchange-traded funds 0.1%					$262,519
(Cost $266,397)
iShares Core MSCI EAFE ETF			4,895		262,519

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       23

	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.0%				$0
(Cost $194)
Information technology 0.0%				0
Texas Competitive Electric Holdings Company LLC, 10-01-2020 (I)	11.500	10-01-20	500,000	0
			Shares	Value
Rights 0.0%				$10,838
(Cost $32,289)
Texas Competitive Electric Holdings Company LLC (I)(N)			8,337	10,838
			Par value^	Value
Short-term investments 1.8%				$3,600,000
(Cost $3,600,000)
Repurchase agreement 1.8%				3,600,000
Goldman Sachs Tri-Party Repurchase Agreement dated 12-31-16 at 0.440% to be repurchased at $3,600,176 on 1-3-17, collateralized by $3,612,185 Federal National Mortgage Association, 3.500% due 2-1-18 (valued at $3,672,001, including interest)			3,600,000	3,600,000
Total investments (Cost $199,724,138)† 98.8%				$203,161,095
Other assets and liabilities, net 1.2%				$2,372,616
Total net assets 100.0%				$205,533,711

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       24

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
EUR	Euro
GBP	Pound Sterling
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
(C)	A portion of this security is segregated as collateral for options. Total collateral value at 12-31-16 was $18,000,933.
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(N)	Strike price and/or expiration date not available.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(R)	Direct placement securities are restricted as to resale, and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to the Notes to financial statements.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
†	At 12-31-16, the aggregate cost of investment securities for federal income tax purposes was $201,049,365. Net unrealized appreciation aggregated to $2,111,730, of which $15,066,833 related to appreciated investment securities and $12,955,103 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       25

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 12-31-16

Assets
Investments, at value (Cost $199,724,138)	$203,161,095
Cash	6,590
Foreign currency, at value (Cost $17,188)	17,154
Cash held at broker for futures contracts	1,765,777
Receivable for investments sold	147,483
Unrealized appreciation on forward foreign currency contracts	5,389
Dividends and interest receivable	766,532
Receivable for futures variation margin	64,785
Other receivables and prepaid expenses	61
Total assets	205,934,866
Liabilities
Payable for investments purchased	144,688
Unrealized depreciation on forward foreign currency contracts	25,192
Written options, at value (premium received $411,664)	154,000
Payable to affiliates
Accounting and legal services fees	3,410
Trustees' fees	190
Other liabilities and accrued expenses	73,675
Total liabilities	401,155
Net assets	$205,533,711
Net assets consist of
Paid-in capital	$203,432,357
Accumulated distributions in excess of net investment income	(371,990)
Accumulated net realized gain (loss) on investments, futures contracts, options written and foreign currency transactions	(1,450,179)
Net unrealized appreciation (depreciation) on investments, futures contracts, options written and translation of assets and liabilities in foreign currencies	3,923,523
Net assets	$205,533,711

Net asset value per share
Based on 12,204,669 shares of beneficial interest outstanding — unlimited number of shares authorized with $0.01 par value	$16.84

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       26

STATEMENT OF OPERATIONS  For the year ended 12-31-16

Investment income
Dividends	$5,756,864
Interest	2,003,152
Less foreign taxes withheld	(282,068)
Total investment income	7,477,948
Expenses
Investment management fees	2,041,456
Accounting and legal services fees	44,581
Transfer agent fees	19,845
Trustees' fees	43,388
Printing and postage	69,762
Professional fees	40,927
Custodian fees	57,066
Stock exchange listing fees	23,750
Other	8,009
Total expenses	2,348,784
Less expense reductions	(15,109)
Net expenses	2,333,675
Net investment income	5,144,273
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	6,014,360
Futures contracts	(1,681,019)
Written options	(2,429,293)
1,904,048
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	10,474,407
Futures contracts	471,361
Written options	316,240
11,262,008
Net realized and unrealized gain	13,166,056
Increase in net assets from operations	$18,310,329

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       27

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 12-31-16	Year ended 12-31-15
Increase (decrease) in net assets
From operations
Net investment income	$5,144,273	$5,124,834
Net realized gain	1,904,048	11,020,539
Change in net unrealized appreciation (depreciation)	11,262,008	(17,324,439)
Increase (decrease) in net assets resulting from operations	18,310,329	(1,179,066)
Distributions to shareholders
From net investment income	(4,998,815)	(5,710,487)
From net realized gain	(2,956,041)	(12,004,625)
From tax return of capital	(10,461,176)	(1,939,979)
Total distributions	(18,416,032)	(19,655,091)
From fund share transactions
Repurchased	(4,391,403)	(17,598,174)
Total decrease	(4,497,106)	(38,432,331)
Net assets
Beginning of year	210,030,817	248,463,148
End of year	$205,533,711	$210,030,817
Accumulated distributions in excess of net investment income	($371,990)	($191,523)
Share activity
Shares outstanding
Beginning of year	12,517,202	13,637,509
Shares repurchased	(312,533)	(1,120,307)
End of year	12,204,669	12,517,202

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       28

Financial highlights

COMMON SHARES Period Ended	12-31-16	12-31-15	12-31-14	12-31-13	12-31-12[1]		10-31-12
Per share operating performance
Net asset value, beginning of period	$16.78	$18.22	$19.52	$17.54	$17.60		$16.99
Net investment income[2]	0.42	0.39	0.46	0.14	0.05		0.13
Net realized and unrealized gain (loss) on investments	1.09	(0.51)	(0.27)	3.19	0.18		1.68
Total from investment operations	1.51	(0.12)	0.19	3.33	0.23		1.81
Less distributions to common shareholders
From net investment income	(0.41)	(0.44)	(0.45)	(0.18)	(0.05)		(0.13)
From net realized gain	(0.24)	(0.91)	(1.05)	(1.17)	—		—
From tax return of capital	(0.85)	(0.15)	—	—	(0.27)		(1.16)
Total distributions	(1.50)	(1.50)	(1.50)	(1.35)	(0.32)		(1.29)
Anti-dilutive impact of repurchase plan[3]	0.05	0.18	0.01	— [4]	0.03		0.09
Net asset value, end of period	$16.84	$16.78	$18.22	$19.52	$17.54		$17.60
Per share market value, end of period	$15.72	$14.46	$16.32	$17.07	$15.26		$16.14
Total return at net asset value (%)[5]	10.46 [6]	1.56 [6]	1.66 [6]	20.40	1.71	[7]	12.17
Total return at market value (%)[5]	19.66	(2.29)	4.13	21.02	(3.51	) [7]	15.14
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$206	$210	$248	$268	$241		$245
Ratios (as a percentage of average net assets):
Expenses before reductions	1.15	1.16	1.17	1.14	0.22	[7]	1.14
Expenses including reductions	1.14	1.15	1.17	1.14	0.22	[7]	1.14
Net investment income	2.52	2.17	2.37 [8]	0.72	0.30	[7]	0.74
Portfolio turnover (%)	43	43	42	142 [9]	11		76

1	For the two-month period ended 12-31-12. The fund changed its fiscal year end from October 31 to December 31.
2	Based on average daily shares outstanding.
3	The repurchase plan was completed at an average repurchase price of $14.17, $15.71, $17.38, $17.06, $15.43 and $15.95 for 312,533 shares, 1,120,307 shares, 94,866 shares, 794 shares, 200,837 shares, and 686,230 shares for the years ended 12-31-16, 12-31-15, 12-31-14 and 12-31-13, the two month period ended 12-31-12 and the year ended 10-31-12, respectively.
4	Less than $0.005 per share.
5	Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares traded during the period.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Not annualized.
8	Increase in net investment income as a percentage of average net assets resulted from repositioning of the portfolio in accordance with investment policy changes approved by the Board of Trustees during the year ended December 31, 2013.
9	Increase in portfolio turnover rate resulted from repositioning of the portfolio in accordance with investment policy changes approved by the Board of Trustees during the year ended December 31, 2013.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       29

Notes to financial statements

Note 1 — Organization

John Hancock Hedged Equity & Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       30

own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of December 31, 2016, by major security category or type:

	Total value at 12-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$9,834,279	$1,110,048	$8,450,123	$274,108
Consumer staples	10,562,774	3,690,755	6,872,019	—
Energy	16,489,252	8,722,392	7,766,860	—
Financials	38,307,166	17,797,112	20,510,054	—
Health care	17,221,582	9,056,232	8,165,350	—
Industrials	18,920,264	6,841,462	12,078,802	—
Information technology	22,810,818	15,229,833	7,488,645	92,340
Materials	10,071,946	6,891,587	3,180,359	—
Real estate	3,154,812	—	3,154,812	—
Telecommunication services	9,708,429	1,934,651	7,773,778	—
Utilities	11,260,235	3,960,904	7,299,331	—
Preferred securities	287,423	—	287,423	—
Corporate bonds	30,069,258	—	30,069,258	—
Convertible bonds	262,875	—	262,875	—
Foreign government obligations	246,750	—	246,750	—
Term loans	79,875	—	79,875	—
Exchange-traded funds	262,519	262,519	—	—
Rights	10,838	—	—	10,838
Short-term investments	3,600,000	—	3,600,000	—
Total investments in securities	$203,161,095	$75,497,495	$127,286,314	$377,286
Other financial instruments:
Futures	$258,518	$258,518	—	—
Forward foreign currency contracts	($19,803)	—	($19,803)	—
Written options	($154,000)	($154,000)	—	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       31

counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a tax return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Managed distribution plan. The fund has adopted a managed distribution plan (Plan). Under the current Plan, the fund makes quarterly distributions of an amount equal to $0.376 per share, which will be paid quarterly until further notice.

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Distributions under the Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund's net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund may also make additional distributions for purposes of not incurring federal income and excise taxes.

The Board of Trustees may terminate or reduce the amount paid under the Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund's shares.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund declares and pays dividends quarterly pursuant to the Plan described above.

The tax character of distributions for the years ended December 31, 2016 and 2015 was as follows:

	December 31, 2016	December 31, 2015
Ordinary income	$4,998,815	$5,737,984
Long-term capital gain	2,956,041	11,977,128
Tax return of capital	10,461,176	1,939,979
	$18,416,032	$19,655,091

As of December 31, 2016, the fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, investments in passive foreign investments companies, derivative transactions, wash sale loss deferrals and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and certain options are typically traded through the OTC market. Certain forwards and options are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

Futures and certain options are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

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Margin requirements for exchange-traded transactions are set by the broker. Margin for exchange-traded transactions is detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts. Securities pledged by the fund for exchange-traded transactions, if any, are identified in the Fund's investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2016, the fund used futures contracts to manage against anticipated changes in securities markets. The fund held futures contracts with notional values ranging from $11.0 million to $35.8 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2016:

Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
Mini MSCI EAFE Index Futures	130	Short	Mar 2017	($10,918,460)	($10,891,400)	$27,060
S&P 500 Index E-Mini Futures	223	Short	Mar 2017	(25,165,088)	(24,933,630)	231,458
						$258,518

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended December 31, 2016, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $2.9 million to $10.9 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2016:

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
CAD	155,000	USD	115,569	Royal Bank of Canada	1/9/2017	—	($116)	($116)
EUR	1,690,000	USD	1,796,343	State Street Bank and Trust Company	1/9/2017	—	(16,700)	(16,700)
GBP	533,000	USD	665,371	Goldman Sachs International	1/9/2017	—	(8,376)	(8,376)

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Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
USD	109,880	EUR	102,000	Goldman Sachs International	1/9/2017	$2,469	—	2,469
USD	90,365	EUR	85,000	JPMorgan Chase Bank N.A.	1/9/2017	857	—	857
USD	109,473	EUR	102,000	UBS AG	1/9/2017	2,063	—	2,063
						$5,389	($25,192)	($19,803)

Currency abbreviations
CAD	Canadian Dollar	GBP	Pound Sterling
EUR	Euro	USD	U.S. Dollar

Options. There are two types of options, put options and call options. Options are traded on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended December 31, 2016, the fund wrote option contracts to generate income. The following tables summarize the fund's written options activities during the year ended December 31, 2016 and the contracts held at December 31, 2016:

	Number of contracts (Equity)	Premiums received
Outstanding, beginning of period	265	$296,524
Options written	3,260	4,724,794
Option closed	(3,250)	(4,609,654)
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	275	$411,664

Name of issuer	Exercise price	Expiration date	Number of contracts	Premium	Value
Calls
S&P 500 Index	$2,285	Jan 2017	275	$411,664	($154,000)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at December 31, 2016 by risk category:

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Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Foreign currency	Unrealized appreciation/ (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	$5,389	($25,192)
Equity contracts	Written options, at value	Written options	—	(154,000)
Equity contracts	Receivable/payable for futures	Futures†	258,518	—
			$263,907	($179,192)

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2016:

Risk	Statement of operations location	Futures contracts	Written options	Investments and foreign currency translations*	Total
Foreign currency	Net realized gain (loss)	—	—	($93,262)	($93,262)
Equity contracts	Net realized gain (loss)	($1,681,019)	($2,429,293)	—	($4,110,312)
Total		($1,681,019)	($2,429,293)	($93,262)	($4,203,574)

* Realized gain/loss associated with forward foreign currency contracts is included in this caption Investments and foreign currency transactions on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2016:

Risk	Statement of operations location	Futures contracts	Written options	Investments and translation of assets and liabilities in foreign currencies*	Total
Equity	Change in unrealized appreciation (depreciation)	$471,361	$316,240	—	$787,601
Foreign currency	Change in unrealized appreciation (depreciation)	—	—	($24,348)	(24,348)
Total		$471,361	$316,240	($24,348)	$763,253

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption Investments and translation of assets and liabilities in foreign currencies on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to 1.00% of the fund's average daily gross assets. The

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       36

Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended December 31, 2016, this waiver amounted to 0.01% of the fund's average daily gross assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $15,109 for the year ended December 31, 2016.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2016 were equivalent to a net annual effective rate of 0.99% of the fund's average daily gross assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended December 31, 2016 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

On December 6, 2011, the Board of Trustees approved a share repurchase plan, which has been subsequently renewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2017 and December 31, 2017, up to an additional 10% of its outstanding common shares (based on common shares outstanding as of December 31, 2016). During the years ended December 31, 2016 and 2015, the fund repurchased 2.50% and 8.21% of shares outstanding, respectively. The weighted average discount per share on the repurchases amounted to 12.54% and 12.14% for the years ended December 31, 2016 and 2015, respectively. Shares repurchased and corresponding dollar amounts are included in the Statements of changes in net assets. The antidilutive impact of these share repurchases is included on the Financial highlights.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $87,077,455 and $106,196,424, respectively, for the year ended December 31, 2016.

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Note 8 — Direct placement securities

The fund may hold private placement securities which are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. The following table summarizes the direct placement securities held at December 31, 2016:

Issuer, description	Acquisition date	Acquisition cost	Beginning share amount	Ending share amount	Value as a percentage of fund's net assets	Value as of 12-31-16
Allstar Co-Invest LLC	8-1-11	$240,553	236,300	236,300	0.13%	$274,108
Dropbox, Inc., Class B	5-1-12	65,608	7,248	7,248	0.04%	92,340
		$306,161				$366,448

Note 9 — New rule issuance

In October 2016, the SEC issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Hedged Equity & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Hedged Equity & Income Fund (the "Fund") as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, and agent banks, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 15, 2017

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       39

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended December 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $2,956,041 in capital gain dividends.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on May 26, 2011 and are publicly traded on the New York Stock Exchange (the NYSE). The fund's investment objective is to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation. The fund uses an equity strategy, as well as futures and call writing, to pursue its investment objective.

Under normal circumstances, the fund will invest at least 80% of its net assets (assets plus borrowings for investment purposes) in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts and Global Depositary Receipts), index-related securities (including exchange-traded funds), options on equity securities and equity indexes, real estate investment structures (including real estate investment trusts), convertible securities, private placements, convertible preferred stock, rights, warrants, derivatives linked to equity securities or indexes and other similar equity equivalents. The fund may invest in listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or derivatives linked to, foreign issuers and indexes (including emerging market issuers or indexes).

Declaration of Trust

Effective January 22, 2016, the Board of Trustees of the fund amended and restated in its entirety the Agreement and Declaration of Trust of the fund (the "Declaration of Trust"). The amendments to the Declaration of Trust include, among other changes, provisions that: (i) clarify certain duties, responsibilities, and powers of the Trustees; (ii) clarify that, other than as provided under federal securities laws, the shareholders may only bring actions involving the fund derivatively; (iii) provide that any action brought by a shareholder related to the fund will be brought in Massachusetts state or federal court, and that, if a claim is brought in a different jurisdiction and subsequently changed to a Massachusetts venue, the shareholder will be required to reimburse the fund for expenses related to changing venue; and (iv) clarify that shareholders are not intended to be third-party beneficiaries of fund contracts. The foregoing description of the Declaration of Trust is qualified in its entirety by the full text of the Declaration of Trust, effective as of January 22, 2016, which is available by writing to the Secretary of the fund at 601 Congress Street, 11th Floor, Boston, Massachusetts 02210.

Dividends and distributions

During the year ended December 31, 2016, distributions from net investment income totaling $0.4082 per share, capital gains totaling $0.2414 per share and tax return of capital totaling of $0.8544 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment date	Distributions
March 31, 2016	$0.3760
June 30, 2016	0.3760
September 30, 2016	0.3760
December 30, 2016	0.3760
Total	$1.504

Dividend reinvestment plan

The fund's Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

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If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund's net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants' behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date, which is three business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder's participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective

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date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.

Effective November 1, 2013, the Plan was revised to provide that Computershare Trust Company, N.A. no longer provides mail loss insurance coverage when shareholders mail their certificates to the fund's administrator.

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
Telephone: 800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	231

Trustee and Chairperson of the Board
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013).

Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	231
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	231
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2011	231
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	231
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       44

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	231
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2011	231
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	231

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2011	231
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       45

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2011	231
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	231
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	231
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	231
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       46

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2011
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2011
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2011
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2011
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1	Mr. Boyle, Mr. Cunningham, Ms. Fey, Mr. McClellan, and Mr. Russo serve as Trustees for a term expiring in 2017; Mr. Bardelis, Mr. Burgess, Mr. Hoffman, and Mr. Thomson serve as Trustees for a term expiring in 2018. Mr. Bromley, Ms. Jackson, Mr. Oates, and Mr. Pruchansky serve as Trustees for a term expiring in 2019. Mr. Boyle has served as Trustee at various times prior to date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       47

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

Listed New York Stock Exchange: HEQ

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17

For shareholder assistance refer to page 43

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 30170 College Station, TX 77842-3170

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       48

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multimanager Lifestyle Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifetime Portfolios

Multi-Index Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 601 Congress Street ■ Boston, MA 02210-2805 800-852-0218 ■ jhinvestments.com
MF341936	P15A 12/16 2/17

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2016, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $43,611 for the year ended December 31, 2016 and $42,560 for the year ended December 31, 2015.

(b) Audit-Related Services

The audit-related fees were $525 for the year ended December 31, 2016 and $0 for the fiscal period ended December 31, 2015, billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). In addition, amounts billed to control affiliates for service provider internal controls reviews were $106,517 and $103,474 for the years ended December 31, 2016 and 2015, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,647 for the year ended December 31, 2016 and $3,500 for the year ended December 31, 2015. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $112 for the year ended December 31, 2016 $210 and for the year ended December 31, 2015, billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees consisted mainly of performance of agreed upon procedures required for the initial and secondary public offerings of shares and review of foreign tax withholding rates. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal period ended December 31, 2016, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates of the registrant were $4,625,358 for the year ended December 31, 2016 and $7,126,906 for the year ended December 31, 2015.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Wellington Management Company LLP (“Wellington Management”) portfolio managers

Management Biographies

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of February 1, 2017.

Kent M. Stahl, CFA

Senior Managing Director and Director of Investment Strategy and Risk,

Wellington Management Company LLP since 1998

Joined Fund team since its inception (2011)

Gregg R. Thomas, CFA

Senior Managing Director and Associate Director of Investment Strategy and Risk,

Wellington Management Company LLP since 2002

Joined Fund team since its inception (2011)

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2016. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

Portfolio Manager Name	Other Accounts Managed by the Portfolio Manager
Kent M. Stahl, CFA

Other Registered Investment Companies: 12 accounts with total net assets of approximately $17,746. million

Other Pooled Investment Vehicles: 5 accounts with total net assets of approximately $383 million

Other Accounts: 3 accounts with total assets of approximately $4,402 million, of which one account, with assets of approximately $2,005 million, has performance based fees

Gregg R. Thomas, CFA

Other Registered Investment Companies: 12 accounts with total net assets of approximately $17,746. million

Other Pooled Investment Vehicles: 6 accounts with total net assets of approximately $1,099 million

Other Accounts: 3 accounts with total net assets of approximately $4,402 million, of which one account, with assets of approximately $2,005 million, has performance based fees

Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Thomas also manages an account which pays performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by an Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington Management and the Adviser on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2016. Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the Prospectus who are primarily responsible for the day-to-day management of the Fund (the “Investment Professionals”) includes a base salary. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Stahl and Thomas are Partners.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2016 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund. For purposes of the table, the letters represent the range indicated below:

A	-	None
B	-	$1 - $10,000
C	-	$10,001 - $50,000
D	-	$50,001 - $100,000
E	-	$100,001 - $500,000
F	-	$500,001 - $1,000,000
G	-	More than $1 million

Portfolio Manager	Range of Beneficial Ownership
Kent M. Stahl, CFA	None
Gregg R. Thomas, CFA	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b)       REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	Total Number of Shares Purchased	Average Price per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans*	Maximum Number of Shares that May Yet Be Purchased Under the Plans

16-Jan	73,000	13.302	73,000	1,244,420*
16-Feb	104,400	13.635	177,400	1,233,980

16-Mar	43,000	14.561	220,400	1,229,680
16-Apr	7,200	14.576	227,600	1,228,960
16-May	27,000	14.941	254,600	1,226,260
16-Jun	47,933	14.906	302,533	1,221,467
16-Jul	10,000	14.837	312,533	1,220,467
16-Aug	-	-	312,533	1,220,467
16-Sep	-	-	312,533	1,220,467
16-Oct	-	-	312,533	1,220,467
16-Nov	-	-	312,533	1,220,467
16-Dec	-	-	312,533	1,220,467
Total	312,533	14.051		-

*On December 6, 2011, the Board of Trustees approved a share repurchase plan which was subsequently renewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan the fund may purchase in the open market, between January 1, 2017 and December 31, 2017, up to an additional 10% of its outstanding common shares (based on common shares outstanding as of December 31, 2016).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)   Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)   There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Contact person at the registrant.

(C)(4) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Hedged Equity & Income Fund

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	February 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	February 21, 2017

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	February 21, 2017